www.ziffdavis.com©2024 Ziff Davis. All rights reserved. FOURTH QUARTER AND FULL YEAR 2023 RESULTS February 21, 2024 Exhibit 99.2

2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2024 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. These forward-looking statements are based on management’s expectations or beliefs as of February 21, 2024 ("Release Date"). Readers should carefully review the Risk Factors slide of this presentation, as well as the risk factors set forth in our most recent Annual Report on Form 10-K filed by us with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels, and average revenue per account • Digital Media and Cybersecurity and Martech growth • International growth • New products, services, features, and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability, and security • Regulatory developments and taxes All information in this presentation speaks as of the Release Date and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. Capitalized terms not otherwise defined in this presentation have the meanings set forth in Ziff Davis' earnings press release issued on the Release Date. Third-Party Information All third-party trademarks, including names, logos and brands, referenced by the Company in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Industry, Market and Other Data Certain information that may be contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity and market size, is based on reports from various sources. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to such information. We have not independently verified market data and industry forecasts provided by any of these or any other third-party sources referred to in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Non-GAAP Financial information Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") and are designed to supplement, and not substitute, Ziff Davis’ financial information presented in accordance with GAAP. The non-GAAP measures as defined by Ziff Davis may not be comparable to similar non-GAAP measures presented by other companies, limiting their usefulness for comparison purposes. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Ziff Davis’ future results or leverage will be unaffected by other unusual or non-recurring items. Please see the appendix to this presentation for how we define these non-GAAP measures, a discussion of why we believe they are useful to investors and certain limitations thereof, and reconciliations thereof to the most directly comparable GAAP measures. Divested Businesses Unless otherwise specified, all financial data and operating metrics presented herein for Ziff Davis are presented giving effect to the February 2021 divestiture of the Voice assets in the United Kingdom, as well as the September 2021 sale of the Company’s B2B Backup businesses, together, (the “Divested Businesses”), and the separation of Consensus Cloud Solutions, Inc. (“Consensus”) as described in the Form 10 filed by Consensus with the Securities and Exchange Commission, as if they had occurred prior to the periods presented. Safe Harbor for Forward-looking Statements

3 Some factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation include, but are not limited to, our ability and intention to: • Achieve business and financial objectives in light of burdensome domestic and international telecommunications, internet or other regulations, including regulations related to data privacy, access, security, retention, and sharing; • Successfully manage our growth, including but not limited to our operational and personnel-related resources, and integration of newly acquired businesses; • Successfully adapt to technological changes and diversify services and related revenues at acceptable levels of financial return; • Successfully develop and protect our intellectual property, both domestically and internationally, including our brands, content, copyrights, patents, trademarks and domain names from infringement by third parties, and avoid infringing upon the proprietary rights of others; • Manage certain risks associated with environmental, social and governmental matters, including related reporting obligations, that could adversely affect our reputation and performance; • Recruit and retain key personnel and maintain the beneficial aspects of our corporate culture globally; • Avoid disruptions to our operations, financial position, and reputation as a result of the collapse of certain banks and potentially other financial institutions; and • Other factors set forth in our most recent Annual Report on Form 10-K filed by us with the SEC and the other reports we file from time to time with the SEC. • Sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy, including the possibility of an economic downturn or recession, closure or restricted operating conditions for businesses, inflation, supply chain disruptions, and other factors and their related impact on customer acquisition and retention rates, customer usage levels, and credit and debit card payment declines; • Maintain and increase our customer base and average revenue per user; • Generate sufficient cash flow to make interest and debt payments, reinvest in our business, and pursue desired activities and businesses plans while satisfying restrictive covenants relating to debt obligations; • Acquire businesses on acceptable terms and successfully integrate and realize anticipated synergies from such acquisitions; • Continue to expand our businesses and operations internationally in the wake of numerous risks, including adverse currency fluctuations, difficulty in staffing and managing international operations, higher operating costs as a percentage of revenues, or the implementation of adverse regulations; • Maintain our financial position, operating results and cash flows in the event that we incur new or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunication taxes; • Accurately estimate the assumptions underlying our effective worldwide tax rate; • Maintain favorable relationships with critical third-party vendors that are financially stable; • Create compelling digital media content facilitating increased traffic and advertising levels and additional advertisers or an increase in advertising spend, and effectively target digital media advertisements to desired audiences; • Manage certain risks inherent to our business, such as costs associated with fraudulent activity, system failure or security breach; effectively maintaining and managing our billing systems; time and resources required to manage our legal proceedings; liability for legal and other claims; or adhering to our internal controls and procedures; • Compete with other similar providers with regard to price, service, functionality; Risk Factors

4 $396.7 $389.9 Q4 2022 Q4 2023 (1.7)% $168.3 $167.6 Q4 2022 Q4 2023 $2.26 $2.33 Q4 2022 Q4 2023 (0.4)% 3.1% 1. See slides 14-20 for a GAAP reconciliation of Adjusted EBITDA and Adjusted Diluted EPS. Adjusted EBITDA (1) (in millions) Adjusted Diluted EPS (1) Revenue (in millions) Q4 2023 Consolidated Financial Snapshot (1)

5 $1,391.0 $1,364.0 FY 2022 FY 2023 (1.9)% $507.2 $482.3 FY 2022 FY 2023 $6.65 $6.19 FY 2022 FY 2023 (4.9)% (6.9)% 1. See slides 14-20 for a GAAP reconciliation of Adjusted EBITDA and Adjusted Diluted EPS. Adjusted EBITDA (1) (in millions) Adjusted Diluted EPS (1) Revenue (in millions) Q4 2023 Consolidated Financial Snapshot (1)

6 $242 $233 Q4 2022 Q4 2023 (3.7)% $788 $747 FY 2022 FY 2023 (5.2)% 2022 2023 Quarterly Advertising Metrics Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net Revenue Retention (2) 106.6% 99.6% 94.1% 92.0% 91.2% 89.8% 88.9% 87.1% Advertisers (3) 1,950 2,016 1,953 2,044 1,737 1,924 1,785 1,943 Quarterly Revenue per Advertiser (4) $87,214 $93,848 $95,710 $118,370 $89,857 $91,000 $102,525 $119,975 1. Figures exclude intercompany eliminations. 2. Net Advertising Revenue Retention = (Revenue Recognized by Prior Year Advertisers in Current Year Period (excluding revenue from acquisitions during the stub period)) / (Revenue Recognized by Prior Year Advertisers in Prior Year Period (excluding revenue from acquisitions during the stub period)). Excludes advertisers that generated less than $10,000 of revenue in the measurement period; combined retention is the weighted average net advertising revenue retention of the company. 3. Excludes advertisers that spent less than $2,500 in the quarter within certain divisions. 4. Total gross quarterly advertising revenues divided by advertisers as defined in footnote (3). Quarterly Revenues (1) (in millions) Fiscal Year Revenues (1) (in millions) Advertising Performance

Subscription and Licensing Performance

Quarterly Revenues [1]
(in millions)


$140
4.1%
$146
Q4 2022
Q4 2023

Fiscal Year Revenues [1]
(in millions)


$557
3.1%
$575
FY 2022
FY 2023

Quarterly Subscription and Licensing Metrics	2022				2023			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Customers [2]	2,131	2,417	3,121	3,143	3,175	3,231	3,300	3,266
Average Quarterly Revenue per Customer [3]	$63.86	$57.02	$45.81	$44.69	$44.78	$43.75	$43.92	$44.77
Churn Rate [4]	3.51%	3.09%	3.72%	4.02%	3.30%	3.52%	3.20%	2.86%

1. Figures exclude any intercompany eliminations.
2. Quarterly average of the month-end customer counts; inclusive of the Digital Media and Cybersecurity & Martech businesses. Resellers without visibility into the number of underlying customers served by the reseller are counted as one customer. Key operating metrics in prior periods in the table above have been adjusted for our Digital Media segment to remove certain customers who have paused their subscription for more than one month and to include certain subscribers that are within the estimated active usage period of a lifetime subscription. As a result, 2022 Subscription and Licensing Metrics were adjusted as follows: Customers for Q1, Q2, Q3, and Q4 decreased by (71), (58), (25), and (1) thousand, respectively; Average Quarterly Revenue per Customer for Q1, Q2, Q3, and Q4 increased by $2.06, $1.33, $0.36, and $0.02, respectively; and Churn Rate for Q1, Q2, Q3, and Q4 (decreased) increased by (0.01%), (0.03%), 0.01%, and (0.01%), respectively. 2023 Subscription and Licensing Metrics were adjusted as follows: Customers for Q1, Q2, and Q3 increased by 37, 56, and 68 thousand, respectively; Average Quarterly Revenue per Customer for Q1, Q2, and Q3 decreased by ($0.53), ($0.77), and ($0.93), respectively; and Churn Rate for Q1, Q2, and Q3 (decreased) increased by (0.03%), 0.01%, and (0.02%), respectively. Figures are listed in 000s.
3. Total gross quarterly subscription and licensing revenues divided by customers as defined in footnote (2).
4. "Churn Rate" = A / B. A = (average revenue per customer in the prior month) x (number of cancels in current month), calculated at each business and aggregated. B = subscription and licensing revenue in the current month, calculated at each business and aggregated. Churn rate is presented on a quarterly basis. For Ookla, this is calculated by taking the sum of the monthly revenue from the specific cancelled agreements.

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8 2021 2022 2023 Year over Year Growth Rates Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Organic Revenue (1) 9% 20% 12% 2% 10% (3%) (5%) (7%) (7%) (5%) (6%) (6%) 0% (2%) (4%) Total Revenue 29% 42% 35% 10% 27% 5% 2% (1%) (3%) 1% (3%) (3%) 0% (2%) (2%) 1. The Company considers revenue from an acquired business to become organic revenue in the first month in which the Company can compare that full month in the current year against the corresponding full month under its ownership in the prior year. Organic Growth (1)

9 ($ in millions) December 31, 2023 Cash and Cash Equivalents $ 738 Short-term Investments 27 Long-term Investments 141 Total Cash and Investments $ 906 4.625% High-Yield Notes $ 460 1.75% Convertible Notes 550 Total Gross Debt (1) $ 1,010 Multiple of FY 2023 Adj. EBITDA Gross Debt $ 1,010 2.1x Gross Debt less Cash $ 272 0.6x Gross Debt less Cash and Investments $ 104 0.2x 1. Reflects the face amount of the outstanding debt. Ziff Davis Capital Structure

2023 FINANCIAL GUIDANCE

11 Revenue at Midpoint Revenue Growth Advertising 5-7% growth Subscription and Licensing 3-5% growth Other Low double digit growth Distributions of Revenues First Quarter >20% of full year revenues Fourth Quarter ~30% of full year revenues Corporate Non-GAAP Tax Rate 23.25% - 25.25% Diluted Share Count (1) ~46MM 1. Does not include any potential dilution from the outstanding 1.75% convertible notes. 2024 Outlook (Forward-Looking Statements)

12 Our annual guidance of Revenues, Adjusted EBITDA, and Adjusted Diluted EPS (1) Ziff Davis FY 2024 Guidance Range $ in millions, except for per share amounts Low Midpoint High Midpoint YoY % Increase vs 2023A Revenue $1,411 $1,441 $1,471 5.6% Adjusted EBITDA (1) $500 $511 $521 5.8% Adjusted Diluted EPS (1) $6.43 $6.60 $6.77 6.6% 1. Refer to slides 14-20 for examples of adjustments to Adjusted EBITDA and Adjusted Diluted EPS. A reconciliation of forward-looking Adjusted EBITDA and Adjusted Diluted EPS to the corresponding GAAP guidance financial measures is not available without unreasonable effort due, primarily, to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise in the future. 2024 Guidance (Forward-Looking Statements)

SUPPLEMENTAL INFORMATION

14 $ in 000's Ziff Davis Three months ended December 31, 2022 2023 Net income from continuing operations $ 69,180 $ 63,422 Interest expense, net 5,423 2,251 Unrealized gain on short-term investments held at the reporting date (7,020) (1,065) Gain on investments, net (1,029) — Other loss, net 4,525 3,486 Income tax expense 24,726 12,962 Income from equity method investment, net (2,347) (336) Depreciation and amortization 58,520 69,633 Share-based compensation 5,795 7,527 Acquisition, integration, and other costs 9,753 9,649 Disposal related costs — 375 Lease asset impairments and other charges 778 (338) Adjusted EBITDA $ 168,304 $ 167,566 Note: Adjusted EBITDA is defined as Net income (loss) or Net income (loss) from continuing operations with adjustments to reflect the addition or elimination of certain items including: Interest expense, net; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of business; Unrealized (gain) loss on short-term investments held at the reporting date, net; (Gain) loss on investments, net; Other (income) expense, net; Income tax (benefit) expense; (Income) loss from equity method investments, net; Depreciation and amortization; Share-based compensation; Acquisition, integration, and other costs, including adjustments to contingent consideration, lease terminations, retention bonuses, other acquisition-specific items, and other costs, such as severance and legal settlements; Disposal related costs associated with disposal of certain businesses; Lease asset impairments and other charges; and Goodwill impairment on business. GAAP Reconciliation - Adjusted EBITDA

15 $ in 000's Ziff Davis Year ended ended December 31, 2022 2023 Net income from continuing operations $ 65,466 $ 41,503 Interest expense, net 33,842 20,031 Gain on debt extinguishment, net (11,505) — Unrealized loss on short-term investments held at the reporting date 7,145 28,495 Loss (gain) on investments, net 46,743 (357) Other (income) loss, net (8,437) 9,468 Income tax expense 57,957 24,142 Loss from equity method investment, net 7,730 7,829 Depreciation and amortization 233,400 236,966 Share-based compensation 26,601 31,920 Acquisition, integration, and other costs 17,426 21,000 Disposal related costs 1,328 2,217 Lease asset impairments and other charges 2,178 2,245 Goodwill impairment on business 27,369 56,850 Adjusted EBITDA $ 507,243 $ 482,309 Note: Adjusted EBITDA is defined as Net income (loss) or Net income (loss) from continuing operations with adjustments to reflect the addition or elimination of certain items including: Interest expense, net; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of business; Unrealized (gain) loss on short-term investments held at the reporting date, net; (Gain) loss on investments, net; Other (income) expense, net; Income tax (benefit) expense; (Income) loss from equity method investments, net; Depreciation and amortization; Share-based compensation; Acquisition, integration, and other costs, including adjustments to contingent consideration, lease terminations, retention bonuses, other acquisition-specific items, and other costs, such as severance and legal settlements; Disposal related costs associated with disposal of certain businesses; Lease asset impairments and other charges; and Goodwill impairment on business. GAAP Reconciliation - Adjusted EBITDA

Q4 2023 and Q4 2022 Reconciliation of GAAP to Non-GAAP Financial Measures

Q4 2023	GAAP amount	Interest costs, net	(Gain) loss on sale of business	Unrealized (gain) loss on short-term investments held at the reporting date, net	(Income) loss from equity method investments, net	Amortization	Share-based compensation	Acquisition, integration, and other costs	Disposal related costs	Lease asset impairments and other charges	Adjusted non-GAAP amount
$ in 000's											
Direct costs	$(48,615)	$–	$–	$–	$–	$124	$15	$2,561	$–	$–	$(45,915)
Sales and marketing	$(126,449)	–	–	–	–	–	392	1,668	–	–	$(124,389)
Research, development, and engineering	$(15,532)	–	–	–	–	–	660	177	–	–	$(14,695)
General, administrative, and other related costs	$(118,569)	–	–	–	–	44,867	6,460	5,243	375	(338)	$(61,962)
Interest expense, net	$(2,251)	(11)	–	–	–	–	–	–	–	–	$(2,262)
Unrealized gain on short-term investments held at period end, net	$1,065	–	–	(1,065)	–	–	–	–	–	–	$–
Other loss, net	$(3,486)	–	422	–	–	–	–	459	–	–	$(2,605)
Income tax expense	$(12,962)	(9)	(146)	290	–	(13,886)	(1,238)	(3,097)	(137)	114	$(31,071)
Income from equity method investment, net	$336	–	–	–	(336)	–	–	–	–	–	$–
Total non-GAAP Adjustments		$(20)	$276	$(775)	$(336)	$31,105	$6,289	$7,011	$238	$(224)	

Q4 2022	GAAP amount	Interest costs, net	Unrealized (gain) loss on short-term investments held at the reporting date, net	(Gain) loss on investments, net	(Income) loss from equity method investments, net	Amortization	Share-based compensation	Acquisition, integration, and other costs	Disposal related costs	Lease asset impairments and other charges	Goodwill impairment of business	Adjusted non-GAAP amount
$ in 000's												
Direct costs	$(50,847)	$–	$–	$–	$–	$221	$52	$245	$–	$–	$–	$(50,329)
Sales and marketing	$(129,764)	–	–	–	–	–	636	3,825	–	–	–	$(125,303)
Research, development, and engineering	$(18,210)	–	–	–	–	–	455	528	–	–	–	$(17,227)
General, administrative, and other related costs	$(104,421)	–	–	–	–	37,641	4,652	5,155	–	778	–	$(56,195)
Interest expense, net	$(5,423)	96	–	–	–	–	–	–	–	–	–	$(5,327)
Gain on investment, net	$1,029	–	–	(1,029)	–	–	–	–	–	–	–	$–
Unrealized gain on short-term investments held at period end, net	$7,020	–	(7,020)	–	–	–	–	–	–	–	–	$–
Other loss, net	$(4,525)	–	–	–	–	–	–	(195)	314	–	–	$(4,406)
Income tax expense	$(24,726)	24	4,181	5	–	(9,166)	249	(2,157)	81	(219)	(222)	$(31,950)
Income from equity method investment, net	$2,347	–	–	–	(2,347)	–	–	–	–	–	–	$–
Total non-GAAP Adjustments		$120	$(2,839)	$(1,024)	$(2,347)	$28,696	$6,044	$7,401	$395	$559	$(222)	

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16

FY 2023 and FY 2022 Reconciliation of GAAP to Non-GAAP Financial Measures

2023 *$ in 000's*	GAAP amount	Interest costs, net	(Gain) loss on sale of business	Unrealized (gain) loss on short-term investments held at the reporting date, net	(Gain) loss on investments, net	(Income) loss from equity method investments, net	Amortization	Share-based compensation	Acquisition, integration, and other costs	Disposal related costs	Lease asset impairments and other charges	Goodwill impairment of business	Adjusted non-GAAP amount
Direct costs	$(197,292)	$–	$–	$–	$–	$–	$667	$262	$2,752	$–	$–	$–	$(193,611)
Sales and marketing	$(487,365)	–	–	–	–	–	–	2,686	4,796	4	–	–	$(479,879)
Research, development, and engineering	$(68,860)	–	–	–	–	–	–	3,245	712	3	–	–	$(64,900)
General, administrative, and other related costs	$(421,050)	–	–	–	–	(1,500)	144,904	25,727	12,740	2,210	2,245	–	$(234,724)
Goodwill impairment on business	$(56,850)	–	–	–	–	–	–	–	–	–	–	56,850	$–
Interest expense, net	$(20,031)	7,797	(538)	–	–	–	–	–	–	–	–	–	$(12,772)
Gain on investment, net	$357	–	–	–	(357)	–	–	–	–	–	–	–	$–
Unrealized loss on short-term investments held at period end, net	$(28,495)	–	–	28,495	–	–	–	–	–	–	–	–	$–
Other loss, net	$(9,468)	–	5,655	–	–	–	–	–	459	–	–	–	$(3,354)
Income tax expense	$(24,142)	(1,916)	(1,320)	(7,124)	89	375	(38,978)	(4,820)	(7,961)	(679)	(950)	–	$(87,426)
Loss from equity method investment, net	$(9,329)	–	–	–	–	9,329	–	–	–	–	–	–	$–
Total non-GAAP Adjustments		$5,881	$3,797	$21,371	$(268)	$8,204	$106,593	$27,100	$13,498	$1,538	$1,295	$56,850	

2022 *$ in 000's*	GAAP amount	Interest costs, net	(Gain) loss on debt extinguishment	Unrealized (gain) loss on short-term investments held at the reporting date, net	(Gain) loss on investments, net	(Income) loss from equity method investments, net	Amortization	Share-based compensation	Acquisition, integration, and other costs	Disposal related costs	Lease asset impairments and other charges	Goodwill impairment of business	Adjusted non-GAAP amount
Direct costs	$(195,554)	$–	$–	$–	$–	$–	$1,000	$341	$364	$–	$–	$–	$(193,849)
Sales and marketing	$(490,777)	–	–	–	–	–	–	3,083	6,293	–	–	–	$(481,401)
Research, development, and engineering	$(74,093)	–	–	–	–	–	–	2,503	1,199	–	–	–	$(70,391)
General, administrative, and other related costs	$(404,263)	–	–	–	–	–	156,922	20,674	9,570	1,328	2,178	–	$(213,591)
Goodwill impairment on business	$(27,369)	–	–	–	–	–	–	–	–	–	–	27,369	$–
Interest expense, net	$(33,842)	433	–	–	–	–	–	–	–	–	–	–	$(33,409)
Gain on debt extinguishment, net	$11,505	–	(12,060)	–	–	–	–	–	–	–	–	–	$(555)
Loss on investment, net	$(46,743)	–	–	–	46,743	–	–	–	–	–	–	–	$–
Unrealized loss on short-term investments held at period end, net	$(7,145)	–	–	7,145	–	–	–	–	–	–	–	–	$–
Other income, net	$8,437	–	–	–	(624)	–	–	–	(195)	203	–	–	$7,821
Income tax expense	$(57,957)	(59)	2,966	15,529	156	–	(38,752)	(3,392)	(3,953)	(82)	(538)	(6,955)	$(93,037)
Loss from equity method investment, net	$(7,730)	–	–	–	–	7,730	–	–	–	–	–	–	$–
Total non-GAAP Adjustments		$374	$(9,094)	$22,674	$46,275	$7,730	$119,170	$23,209	$13,278	$1,449	$1,640	$20,414	

Ziff Davis
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18 $ in 000's Ziff Davis Three months ended December, 31 Year ended December, 31 2022 2023 2022 2023 Net cash provided by operating activities from continuing and discontinued operations $ 43,225 $ 92,119 $ 336,444 $ 319,962 Less: Purchases of property and equipment (25,387) (26,253) (106,154) (108,729) Free cash flow (1) from continuing and discontinued operations $ 17,838 $ 65,866 $ 230,290 $ 211,233 1. Free cash flow is defined as Net cash provided by operating activities, less purchases of property and equipment, plus changes in contingent consideration. GAAP Reconciliation - Free Cash Flow (1)

Quarterly Adjusted Income Statement Excluding the Divested Businesses

$ in 000's (except for per share amounts)	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23
Advertising	$ 177,288	$ 198,385	$ 198,794	$ 263,608	$ 170,067	$ 189,198	$ 186,921	$ 241,949	$ 156,082	$ 175,083	$ 183,008	$ 233,081
Subscription and licensing	117,937	124,591	135,488	134,451	136,070	137,811	142,972	140,467	142,164	141,357	144,909	146,252
Other	3,961	7,293	11,625	10,992	9,184	10,601	12,195	14,363	8,981	9,626	13,085	10,552
Less: Intercompany eliminations	(118)	(292)	(356)	(423)	(253)	(254)	(215)	(79)	(85)	(50)	(17)	—
Adjusted Revenues	**$ 299,068**	**$ 329,977**	**$ 345,551**	**$ 408,628**	**$ 315,068**	**$ 337,356**	**$ 341,873**	**$ 396,700**	**$ 307,142**	**$ 326,016**	**$ 340,985**	**$ 389,885**
Direct costs	37,906	44,306	45,797	45,286	45,686	45,601	52,233	50,329	45,373	47,037	55,287	45,915
Sales and marketing	105,048	118,479	124,178	137,513	116,503	121,014	118,581	125,303	113,577	118,243	123,679	124,389
Research, development, and engineering	18,679	16,764	18,319	20,923	17,580	18,675	16,909	17,227	16,956	16,726	16,527	14,695
General, administrative, and other related costs	55,776	53,253	57,532	59,778	52,079	52,001	53,316	56,195	58,011	60,269	54,468	61,962
Adjusted Operating income	**$ 81,659**	**$ 97,175**	**$ 99,725**	**$ 145,128**	**$ 83,220**	**$ 100,065**	**$ 100,834**	**$ 147,646**	**$ 73,225**	**$ 83,741**	**$ 91,024**	**$ 142,924**
Adjusted Depreciation	14,244	14,899	15,613	16,487	17,568	17,972	19,280	20,658	21,108	22,935	22,710	24,642
Adjusted EBITDA	**$ 95,903**	**$ 112,074**	**$ 115,338**	**$ 161,615**	**$ 100,788**	**$ 118,037**	**$ 120,114**	**$ 168,304**	**$ 94,333**	**$ 106,676**	**$ 113,734**	**$ 167,566**
Adjusted Net Income [1] from continuing operations	$ 53,066	$ 63,230	$ 66,085	$ 105,064	$ 57,929	$ 74,424	$ 74,269	$ 105,963	$ 51,726	$ 59,577	$ 69,073	$ 106,986
Adjusted Diluted EPS [2] excluding divested businesses	**$ 1.19**	**$ 1.41**	**$ 1.40**	**$ 2.18**	**$ 1.23**	**$ 1.58**	**$ 1.58**	**$ 2.26**	**$ 1.10**	**$ 1.27**	**$ 1.50**	**$ 2.33**

1. Adjusted net income (loss) or Adjusted net income (loss) from continuing operations is defined as Net income (loss) or Net income (loss) from continuing operations with adjustments to reflect the addition or elimination of certain statement of operations items including, but not limited to: Interest costs, net; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of business; Unrealized (gain) loss on short-term investments held at the reporting date, net; (Gain) loss on investments, net; (Income) loss from equity method investments, net; Amortization of patents and intangible assets that we acquired; Share-based compensation; Acquisition, integration, and other costs, including adjustments to contingent consideration, lease terminations, retention bonuses, other acquisition-specific items, and other costs, such as severance and legal settlements; Disposal related costs associated with disposal of certain businesses; Lease asset impairments and other charges; and Goodwill impairment on business.
2. Adjusted Diluted EPS is calculated by dividing Adjusted net income (loss) or Adjusted net income (loss) from continuing operations by the diluted weighted average shares of common stock outstanding that excludes the effect of convertible debt dilution.

Ziff Davis

19

20 $ in 000's (except for per share amounts) Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Revenues Stated Revenues $ 311,657 $ 341,293 $ 355,144 $ 408,628 $ 315,068 $ 337,356 $ 341,873 $ 396,700 $ 307,142 $ 326,016 $ 340,985 $ 389,885 Adjustments for divested businesses (12,589) (11,316) (9,593) — — — — — — — — — Total Adjusted Revenues $ 299,068 $ 329,977 $ 345,551 $ 408,628 $ 315,068 $ 337,356 $ 341,873 $ 396,700 $ 307,142 $ 326,016 $ 340,985 $ 389,885 Direct costs Stated Direct Costs $ 43,137 $ 48,333 $ 49,062 $ 45,286 $ 45,686 $ 45,599 $ 52,233 $ 50,329 $ 45,373 $ 47,037 $ 55,287 $ (45,915) Adjustments for divested businesses (5,231) (4,027) (3,265) — — — — — — — — — Total Adjusted Direct Costs $ 37,906 $ 44,306 $ 45,797 $ 45,286 $ 45,686 $ 45,599 $ 52,233 $ 50,329 $ 45,373 $ 47,037 $ 55,287 $ (45,915) Sales and Marketing Stated Sales and Marketing $ 106,848 $ 120,166 $ 125,410 $ 137,513 $ 116,503 $ 121,014 $ 118,581 $ 125,303 $ 113,577 $ 118,243 $ 123,679 $ (124,389) Adjustments for divested businesses (1,800) (1,687) (1,232) — — — — — — — — — Total Adjusted Sales and Marketing $ 105,048 $ 118,479 $ 124,178 $ 137,513 $ 116,503 $ 121,014 $ 118,581 $ 125,303 $ 113,577 $ 118,243 $ 123,679 $ (124,389) Research, Development, and Engineering Stated Research, Development, and Engineering $ 18,933 $ 17,041 $ 18,534 $ 20,923 $ 17,580 $ 18,675 $ 16,909 $ 17,227 $ 16,956 $ 16,726 $ 16,527 $ (14,695) Adjustments for divested businesses (254) (277) (215) — — — — — — — — — Total Adjusted Research, Development and Engineering $ 18,679 $ 16,764 $ 18,319 $ 20,923 $ 17,580 $ 18,675 $ 16,909 $ 17,227 $ 16,956 $ 16,726 $ 16,527 $ (14,695) General, administrative, and other related costs Stated General, administrative, and other related costs $ 56,903 $ 53,671 $ 58,067 $ 59,778 $ 52,079 $ 52,002 $ 53,316 $ 56,195 $ 58,011 $ 60,269 $ 54,468 $ (61,962) Adjustments for divested businesses (1,127) (418) (535) — — — — — — — — — Total Adjusted General, administrative, and other related costs $ 55,776 $ 53,253 $ 57,532 $ 59,778 $ 52,079 $ 52,002 $ 53,316 $ 56,195 $ 58,011 $ 60,269 $ 54,468 $ (61,962) Adjusted EBITDA (1) Stated Adjusted EBITDA $ 100,705 $ 116,977 $ 119,709 $ 161,615 $ 100,788 $ 118,037 $ 120,114 $ 168,304 $ 94,333 $ 106,676 $ 113,734 $ 167,566 Adjustments for divested businesses (4,802) (4,903) (4,371) — — — — — — — — — Total Adjusted EBITDA (1) $ 95,903 $ 112,074 $ 115,338 $ 161,615 $ 100,788 $ 118,037 $ 120,114 $ 168,304 $ 94,333 $ 106,676 $ 113,734 $ 167,566 Adjusted Diluted EPS (1) Stated Adjusted Diluted EPS $ 1.24 $ 1.50 $ 1.49 $ 2.18 $ 1.23 $ 1.58 $ 1.58 $ 2.26 $ 1.10 $ 1.27 $ 1.50 $ 2.33 Adjustments for divested businesses (0.05) (0.09) (0.09) — — — — — — — — — Total Adjusted Diluted EPS (1) $ 1.19 $ 1.41 $ 1.40 $ 2.18 $ 1.23 $ 1.58 $ 1.58 $ 2.26 $ 1.10 $ 1.27 $ 1.50 $ 2.33 Reconciliation of Financial Results Excluding the Divested Businesses 1. Refer to slides 14,15, and 19 for definitions of Adjusted EBITDA and Adjusted Diluted EPS.